Exhibit 10.9

                 S H A R E   P L E D G E   A G R E E M E N T

PLEDGOR:                   TELEPLUS CONNECT CORP.


SECURED PARTIES:           JAMES FAIRHEAD
                           STEVE KEREKES
                           TOM DAVIS


CORPORATION:               1500536 ONTARIO INC.


ESCROW AGENT:              PURSER, DOOLEY LLP

                             SHARE PLEDGE AGREEMENT

PARTIES

         Pledgor:

                  Name:             TELEPLUS CONNECT CORP.
                  Address:          465 St-Jean, Suite 601
                                    Montreal, Quebec H2Y 2R6
                  Facsimile:        905-947-8234

                                             Secured Parties:

                  Name:             JAMES FAIRHEAD
                                    STEVE KEREKES
                                    TOM DAVIS
                  Address:              c/o Purser, Dooley LLP
                                    151 Ferris Lane, Suite 300
                                    Barrie, Ontario L4M 6C1
                  Facsimile:        705-792-6911

         Corporation:

                  Name:             1500536 ONTARIO INC.
                  Address:              85 Bayfield Street, Suite 300
                                    Barrie, Ontario L4M 3A7
                  Facsimile:        705-725-7045

         Escrow Agent:

                  Name:             PURSER, DOOLEY LLP
                  Address:              151 Ferris Lane, Suite 300
                                    Barrie, Ontario L4M 6C1
                  Facsimile:        705-792-6911

EFFECTIVE DATE

         as of July                 , 2005

--------------------------------------------------------------------------------

WHEREAS:

      e) pursuant to the provisions of a certain share purchase agreement dated as of the 30th day of June, 2005 between the Secured Parties as vendors and the Pledgor (the "Agreement"), the Pledgor acquired one hundred (100) Class A Common, one hundred (100) Class B Common and one hundred (100) Class C Common shares, being all of the issued and outstanding common shares in the Corporation (the "Shares");

      f) as part of the consideration to be paid for the Purchased Shares, the Pledgor has authorized, executed and delivered in favour of the Secured Parties a certain promissory note (the "Promissory Note") dated July , 2005 in the principal amount of Six Hundred Sixteen Thousand Eight Hundred Twenty Two Dollars ($616,822);

      g) the Secured Parties and the Pledgor have agreed to enter into this Agreement to provide the Secured Parties with a remedy should the Pledgor not honour its obligations pursuant to the provisions of the Promissory Note by having the Shares deposited with the Escrow Agent and dealt with as provided in this agreement; and

      h) Escrow Agent, as escrow agent, is agreeable to maintaining in escrow the Purchased Shares and to make them or the proceeds thereof available to the parties hereto under the terms and conditions of this agreement.

16.   Grant of Security Interest

      For valuable consideration (the receipt and sufficiency of which each of the parties hereto hereby acknowledges) the Pledgor hereby grants to the Secured Parties security interests (to which the Personal Property Security Act
(Ontario), R.S.O. 1990 c.P.10, as amended from time to time (the "PPSA") applies) in and grants, mortgages and charges and by way of a fixed and specific mortgage and charge to and in favour of the Secured Parties, all of the Pledgor's right, title and interest in and to the Shares, all pursuant to and in accordance with the provisions of this Agreement.

17.   Secured Obligations

      The security interests, mortgages and charges granted hereby secure the payment to the Secured Parties of all obligations, debts and liabilities pursuant to the Promissory Note, (the "Obligations").

      Upon payment in full of all amounts due and owing pursuant to the Promissory Note, the Escrow Agent shall forthwith deliver the Shares to the Pledgor.

18.   Attachment

      Each of the parties acknowledges and confirms that it intends that the security interests, mortgages and charges granted hereby shall attach forthwith upon the Effective Date with respect to the Shares.

      For greater certainty, without in any way limiting the above, the parties acknowledge and confirm that they have not agreed to postpone the time for attachment of the said security interests, mortgages and charges.

19.   Perfection

      Subject to the last paragraph in this Section 4, in furtherance of the security interests, mortgages and charges hereby granted to the Secured Parties, the Pledgor agrees that contemporaneously with the execution of this Agreement, it shall deliver the following to the Escrow Agent upon the terms hereof (collectively the "Share Documents"):

      (a) the relevant share certificate(s) representing all of the Shares, duly registered in the name of the Pledgor, and duly endorsed in blank for transfer hereunder or accompanied by a duly executed stock transfer power of attorney and noting conspicuously on the face thereof that they are subject to this Agreement;

      (b) a transfer in blank of the Shares duly executed by the Pledgor, the Pledgor hereby giving the Secured Parties the authority to complete the said transfer on its behalf upon the occurrence of an Event of Default (defined below), so long as such Event of Default is continuing;

      (c)   a blank share transfer power of attorney; and

      (d) certified copies of resolutions of the directors of the Corporation approving the hypothecation and pledge of the Shares to the Secured Parties, the notation of the Secured Parties interest on the relevant share certificate(s) and in the shareholder ledgers of the Corporation, any further transfers of the Shares made pursuant to this Agreement, and the recording of same in the books and records of the Corporation.

The Escrow Agent acknowledges and agrees that it shall hold the Shares hereby delivered to it solely in accordance with the terms of this Agreement and that it will not at any time dispose, encumber, deal with or take any action with respect to the Shares except as provided in this Agreement.

20.   Right to Vote

      So long as no Event of Default has occurred hereunder and is continuing, the Pledgor shall be entitled to remain as shareholder of record of the Shares and to exercise all voting rights in respect of the Shares.

21.   Right to Dividends, Etc.

      So long as no Event of Default has occurred hereunder and is continuing, the Pledgor shall be entitled to receive all dividends and other distributions paid or payable in respect of the Shares. In the event that the Pledgor receives any dividend or other distribution contrary to the foregoing it shall stand possessed of same in trust solely for the Secured Parties and shall forthwith pay or deliver the same to the Secured Parties to be applied in accordance with paragraph 14.

22.   Pledgor's Warranties

      The Pledgor hereby represents and warrants to and covenants with the Secured Parties as follows and acknowledges that the Secured Parties are, in part, relying upon such representations, warranties and covenants in accepting the security interest granted upon the terms of this Agreement:

      (a) Ownership of Shares: The Pledgor is the absolute and beneficial owner of the Shares and none of the Shares are held in the name of any person other than the Pledgor, whether as agent, trustee or other nominee for the Pledgor, the Shares are recorded in the name of the Pledgor in the shareholder ledgers and registers in the Corporation's minute book.

      (b) No Encumbrances: The Shares are owned by the Pledgor with good and marketable title thereto and they are and shall at all times be kept free and clear of any and all mortgages, hypothecs, pledges, claims, adverse claims, demands, liens, charges, security interests, encumbrances, agreements, rights and equities of any kind whatsoever other than those given by the Pledgor to or in favour of the Secured Parties.

      (c) Right to Grant: The Pledgor has and shall at all relevant times have the full right, power and authority to enter into and perform its obligations under this Agreement and to grant the security interest as herein provided.

      (d) No Agreements or Options: No person, firm or corporation, other than the Secured Parties, has any agreement or option (whether written or oral) or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase of the Shares or any interests therein or rights thereto.

      (e) No Litigation: There is not pending any suit, action or other legal proceeding of any sort either to restrain or otherwise prevent in any manner the Pledgor from effectually and legally hypothecating and pledging the Shares to the Secured Parties free and clear of any and all mortgages, hypothecs, pledges, claims, adverse claims, demands, liens, charges, security interests, encumbrances, agreements, rights and equities of any kind whatsoever or any suit, action or proceeding the effect of which would be to cause a lien to attach to the Shares or to divest title to the Shares in any manner whatsoever.

      (f)   Release  of  Shares  for   Merger  and   Acquisition   Transactions:
            Notwithstanding the provisions hereof, but subject to the provisions of Subsection 8(b), the Secured Parties will not unreasonably delay, condition or withhold the release of the Shares in the event the Pledgor requests that the Secured Parties release such Shares in connection with a sale, merger, reorganization, or other similar event of the Pledgor (or its affiliated companies) and the Pledgor or a third party agrees to provide the Secured Parties with fair consideration for such release.

      23.   Covenants of the Pledgor and the Corporation

      The Pledgor and the Corporation covenant and agree with the Secured Parties that:

      (a) No Transfers or Encumbrances: The Pledgor shall not either directly or indirectly (including by way of corporate reorganization, amalgamation or otherwise) sell, transfer, convey, assign, exchange, convert or in any manner dispose of, pledge or in any manner encumber any of the Shares without the prior written consent of the Secured Parties, except as expressly permitted or required elsewhere herein.

      (b) Substituted or Additional Shares: In the event any substituted or additional shares in the capital of the Corporation are received or acquired (directly or indirectly) by or on behalf of the Pledgor, whether as a result of a share issuance, subdivision, consolidation, conversion, reclassification, stock dividend, transfer, sale, reorganization, amalgamation or otherwise (the "Substituted or Additional Shares"), the Pledgor shall stand possessed of the Substituted or Additional Shares in trust for the Secured Parties and shall forthwith deliver to the Secured Parties the certificate or certificates representing the Substituted or Additional Shares together with certified copies of the resolutions of the directors of the Corporation approving the hypothecation and pledge thereof to the Secured Parties whereupon the Secured Parties shall hold and deal with the Substituted or Additional Shares and the certificate or certificates evidencing the same as the Shares.

      (c) No Additional Shares Issued: During the currency of this Agreement, the Corporation shall not, without the prior written consent of the Secured Parties, issue any additional shares of any class (other than the Shares) in the capital of the Corporation whether by way of a share issuance, subdivision, consolidation, conversion, reclassification, stock dividend, transfer, sale, reorganization, amalgamation or otherwise.

24.   Escrow Agent

      (a) Escrow Agent shall keep the Shares in a safe place on premises owned or leased by it in the City of Barrie and shall deal with the Shares only in accordance with the terms and conditions of this Agreement.

      (b) Escrow Agent shall not, by reason of its signing this Agreement, assume any responsibility or liability for any transaction between Pledgor and the Secured Parties other than the performance of its obligations in accordance with this Agreement. In no event shall Escrow Agent be liable to Pledgor and the Secured Parties, or to any other party for consequential, special or incidental damages. The party on whose behalf, or pursuant to whose direction Escrow Agent acts, shall indemnify and hold harmless Escrow Agent from any and all liability, damages, costs or expenses, including reasonable fees that shall be sustained or incurred by Escrow Agent as a result of taking such action except for damages, costs or expenses resulting from the gross negligence of the Escrow Agent. Pledgor shall also indemnify and hold harmless Escrow Agent from any and all liability, damages, costs or expenses, including reasonable fees, incurred by Escrow Agent as a result of a third party claiming that Escrow Agent is in wrongful possession of the Shares.

         (c) Escrow Agent may retain such independent counsel or other advisor as it may reasonably require for the purpose of discharging its duties hereunder, and may act on the advice or opinion so obtained. The reasonable fees, expenses or disbursements for any such counsel or other advisors so retained shall be borne equally by Pledgor and the Secured Parties.

      (f) In the exercise of its rights, duties and obligations hereunder, Escrow Agent may rely as to the truth of the statements and the accuracy of the opinions expressed therein and shall be protected in acting upon any resolution, direction, statutory declaration, opinion, report, notice, certificate or other paper or document reasonably believed by it to have been signed, sent or presented by or on behalf of the proper parties. However, Escrow Agent may in its discretion require reasonable evidence of the due execution thereof before acting or relying thereon.

      (g) Upon receipt of a statutory declaration of one or more of the Secured Parties confirming that an Event of Default has occurred, the Escrow Agent shall deliver to the Secured Parties the Share Documents.

25.   Rights and Remedies - PPSA

      In the event the Pledgor fails to make payment of principal or interest pursuant to the Promissory Note after five (5) business days notice of default is provided to the Pledgor (an "Event of Default"), the security interests, mortgages and charges granted herein shall be enforceable and the Pledgor and the Secured Parties shall have, in addition to any other rights and remedies provided by law, the rights and remedies of a debtor and a secured party respectively under the PPSA and those provided by this Agreement.

26.   Additional Rights and Remedies

      In addition and without limitation, upon an Event of Default that is continuing, the Secured Parties shall be entitled to possession and beneficial ownership of the Shares and shall be entitled to retransfer the Shares into their own names and enjoy all of the benefits associated with ownership of the Shares. The Secured Parties shall also thereupon be entitled to retain the portion of the purchase price for the Shares heretofore received by them and the Pledgor shall be fully released and discharged from any and all liability or payment of the remaining Obligations as evidenced by the Promissory Note.

27.   Expenses

      The reasonable costs and expenses expressly provided for in the PPSA in respect of the enforcement of the Obligations, including taking possession, custody, holding, preserving, protecting, repairing, using or operating, collecting, realizing, processing, preparing for disposition and disposing of the Shares (collectively, the "Expenses") shall be payable by the Pledgor to the Secured Parties forthwith upon demand.

28.   Mode of Disposition - PPSA

      The Secured Parties may dispose of the Shares by a private sale or public auction or tender at any place and time whatsoever and in such manner and at such price as the Secured Parties may reasonably determine, either for cash or on credit, or for part cash and part credit. The Secured Parties may postpone any sale prior to the date thereof and may sell the Shares as a whole or in parcels and if in parcels in such order and manner as the Secured Parties may reasonably determine.

29.   Proceeds of Disposition

      Any proceeds of any disposition of any of the Shares shall be applied by the Secured Parties firstly on account of the Expenses, and any balance of such proceeds shall be applied by the Secured Parties on account of the Obligations (other than the Expenses) in such order of application as the Secured Parties may from time to time effect and the same shall not be subject to dispute by the Pledgor.

30.   General Provisions

      (a) Discharge: The security interests, mortgages and charges granted hereby shall be released upon the full payment and performance of the Obligations, at which time the Secured Parties shall, at no cost to the Pledgor, deliver to the Pledgor the relevant share certificate(s) representing all of the Shares duly endorsed in blank for transfer, all other documents held by the Secured Parties pursuant to this Agreement, and all necessary discharges and releases of the security interests, mortgages and charges granted hereby.

      (b) Waiver, etc.: No failure or delay on the part of the Secured Parties to exercise any right provided for in or contemplated by this Agreement and no waiver as to an Event of Default hereunder shall operate as a waiver thereof unless made in writing and signed by the Secured Parties and, in that event, such waiver shall operate only as a waiver of the right or Event of Default expressly referred to therein. Nothing in this Agreement and nothing referred to in the Obligations shall preclude any other remedy by action or otherwise for the enforcement of this Agreement or the payment and performance in full of the Obligations.

      (c) Entire Agreement: This Agreement sets forth the entire intent and understanding of the parties relating to the subject-matter hereof and supersedes and replaces all prior agreements and commitments, whether written or oral, made between the parties and all earlier discussions and negotiations between them. The parties are not relying upon and there are no collateral or other representations, warranties, agreements, or covenants made by any of the parties hereto which are not contained herein.

      (d) No Amendment: This Agreement may not be amended, altered or qualified except by a memorandum in writing signed by all of the parties hereto and any amendment, alteration or qualification hereof shall be null and void and shall not be binding upon any party who has not signed such memorandum.

      (e) Further Assurances: Each of the parties hereto shall and will, from time to time and at all times hereafter upon every reasonable
            written   request  so  to  do,  cause  such  meetings  to  be  held, resolutions passed and by-laws enacted, exercise its vote and influence, make, do, execute and deliver, or cause to be made, done, executed and delivered, all such further papers, acts, deeds, assurances and things as may be necessary or desirable in the opinion of any party or counsel for any party, acting reasonably, for implementing and carrying out more effectually the true intent and meaning of this Agreement including, without limitation, to perfect or better perfect the security interests, mortgages and charges of the Secured Parties in the Shares or any part thereof.

      (f)   Headings:  All  headings  and  titles  in  this  Agreement  are  for
            convenience   of   reference   only  and   shall  not   affect   the
            interpretation of the terms hereof.

      (g) Gender, etc.: In construing this Agreement, all words and personal pronouns relating thereto shall be read and construed as the number and gender of the party or parties referred to in each case require, and the verb agreeing therewith shall be construed as agreeing with the required word and pronoun. Words such as "hereunder", "hereto", "hereof", "herein", and other words commencing with "here", shall unless the context clearly indicates the contrary, refer to the whole of this Agreement and not to any particular paragraph or part thereof.

      (h) Severability: In the event that any covenant or provision contained in this Agreement is held to be invalid, illegal or unenforceable in whole or in part, the validity, legality and enforceability of the remaining covenants and provisions shall not be affected or impaired thereby and all such remaining covenants and provisions shall continue in full force and effect. All covenants and provisions hereof are declared to be separate and distinct covenants or provisions, as the case may be.

      (i) Time of Essence: Time shall be strictly of the essence of this Agreement and of every part thereof and no extension or variation of this Agreement shall operate as a waiver of this provision.

      (j) Governing Law: This Agreement shall be governed in all respects exclusively by the laws of the Province of Ontario, and the laws of Canada, as applicable.

      (k) Notice: Any notice required or desired to be given hereunder or under any instrument supplemental hereto shall be in writing and may be given by personal delivery, by facsimile or other means of electronic communication or by sending the same by registered mail, postage prepaid, to the Pledgor, Secured Parties, Corporation or to the Escrow Agent at their respective addresses set out above and, in the case of electronic communication, to the facsimile numbers set out above. Any notice so delivered shall be conclusively deemed given when personally delivered and any notice sent by facsimile or other means of electronic transmission shall be deemed to have been delivered on the Business Day following the sending of the notice, and any notice so mailed shall be conclusively deemed given on the third Business Day following the day of mailing, provided that in the event of a known disruption of postal service, notice shall not be given by mail. Any address for notice or payments herein referred to may be changed by notice in writing given pursuant hereto.

            Notwithstanding the foregoing, if the PPSA requires that notice be given in a special manner, then such notice or communication shall be given in such manner.

      (l) Pledgor's Receipt: The Pledgor hereby acknowledges receipt of a fully signed copy of this Agreement.

This Agreement shall become effective when it is signed by the Pledgor.

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

      IN WITNESS WHEREOF the Pledgor has executed this Agreement under its seal and agrees to be bound thereby as of the Effective Date set out above.

Executed by Pledgor on July                          , 2005

                            TELEPLUS CONNECT CORP.

                            Per:/s/ Marius Silvasan
                                ------------------------------------------------
                                Name:  Marius Silvasan
                                Title: President

Executed by Secured Parties on July                  , 2005


/s/ Tom Davis                                            /s/ James Fairhead
-----------------------                                  -----------------------
Tom Davis                                                James Fairhead

                                /s/ Steve Kerekes
                             -----------------------
                                  Steve Kerekes

      The undersigned acknowledges the execution of the within agreement by the Pledgor and agrees to give full force and effect to the terms thereof.

      IN WITNESS WHEREOF the undersigned has executed this Agreement under its seal and agrees to be bound thereby as of the Effective Date set out above.

                            1500536 ONTARIO INC.

                            Per:/s/ Marius Silvasan
                                ------------------------------------------------
                                Name:  Marius Silvasan
                                Title: President

      The undersigned Escrow Agent has executed this Agreement and agrees to be bound thereby.

                            PURSER, DOOLEY LLP

                            Per: /s/ Alan R. Purser
                                 -----------------------------------------------
                                 Alan R. Purser